SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: May 21, 2001


                                   NELX, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)



Kansas                        0-21210                  84-0922335
----------------              -------------            ------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.)
incorporation)

                 10525 W. 23rd Place, Lakewood, Colorado 80215
           ----------------------------------------------------------
                                    (ADDRESS)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (304) 622-9599




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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

          None.


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          None.


ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          None.


ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          None.


ITEM 5.   OTHER EVENTS

     The Company reports the successful consummation of the sale of the Roane County, West Virginia oil field to the firm of Buffalo Properties, LLC for a net gain of $1,300,000 before taxes.

     This sale is a result of the action reported in March of 2000 where Applied Mechanics Corporation of West Virginia had previously transferred all right, title and interest to NELX, Inc. for the sum of $1.00.

     The Board is now in the process of looking for additional opportunities to enhance the value of the Company.


ITEM 6.   RESIGNATION AND APPOINTMENT OF DIRECTORS

          None.


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

         10.1       Agreement




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 21, 2001                               NELX, Inc.


                                                  By:/s/Charles L. Stout
                                                  Charles L. Stout, President








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